                       Orrick, Herrington & Sutcliffe LLP
                                666 Fifth Avenue
                            New York, New York 10103


                                 April 26, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


                         Re: American Express Credit Account Master Trust,
                             Series 2002-2
                             Registration Statement No. 333-76238
                             Form 8-K
                             ---------------------------------------------

Ladies and Gentlemen:

         On behalf of American Express Centurion Bank and American Express Receivables Financing Corporation II, as Originators of the American Express Credit Account Master Trust, Series 2002-2, we have attached a Form 8-K to be filed pursuant to the Securities Exchange Act of 1934, as amended, and the rules thereunder.

                                                     Very truly yours,

                                                     /s/ Lara K. Daly

                                                     Lara K. Daly, Esq.



Enclosures

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 25, 2002



     AMERICAN EXPRESS                    AMERICAN EXPRESS RECEIVABLES
      CENTURION BANK                       FINANCING CORPORATION II



      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


           Utah                 11-2869526       333-76238-02                   Delaware              13-3854638        333-76238-01
     (State or Other         (I.R.S. Employer    (Commission                (State or Other        (I.R.S. Employer      (Commission
     Jurisdiction of          Identification     File Number)               Jurisdiction of         Identification      File Number)
     Incorporation or             Number)                                   Incorporation or            Number)
      Organization)                                                          Organization)

                   6985 Union Park Center                                                       40 Wall Street
                     Midvale, Utah 84047                                                      Mail Stop 10-19-06
                       (801) 565-5000                                                      New York, New York 10005
                                                                                                (917) 639-8396

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                             N/A                                                                 N/A
(Former Name or Former Address, if Changed Since Last Report)       (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 25, 2002, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2002-2 Supplement, dated as of April 25, 2002. The Series Supplement is attached hereto as Exhibit 4.1.

                  On April 25, 2002, American Express Credit Account Master Trust issued its $775,500,000 Class A Floating Rate Asset Backed Certificates, Series 2002-2 and $75,200,000 Class B Floating Rate Asset Backed Certificates, Series 2002-2 (the "Series 2002-2 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2002-2 Supplement, dated as of April 25, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         American Express Centurion Bank,
                                         on behalf of the American Express
                                         Credit Account Master Trust


                                            By:       /s/ Maureen A. Ryan
                                                --------------------------------
                                            Name:     Maureen A. Ryan
                                            Title:    Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              American Express Receivables Financing
                                Corporation II
                              on behalf of the American Express Credit Account Master Trust


                                      By:       /s/ Leslie R. Scharfstein
                                          -------------------------------------
                                      Name:     Leslie R. Scharfstein
                                      Title:    President

                                  EXHIBIT INDEX


Exhibit            Description
-------            -----------

Exhibit 4.1 Series 2002-2 Supplement, dated as of April 25, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.